                                                  File Nos. 333-61759, 811-08961


   As filed with the Securities and Exchange Commission on September 27, 2002


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933     [X]
                         Pre-Effective Amendment No.                   [ ]


                       Post-Effective Amendment No. 7                  [X]


                                      and

       Registration Statement Under the Investment Company Act of 1940 [X]


                               Amendment No. 9                         [X]


                        (Check appropriate box or boxes)

                       ___________________________________


                              TIAA-CREF LIFE FUNDS
                                730 Third Avenue
                            New York, New York 10017
                                 (800) 842-2733
             (Registrant's Exact Name, Address and Telephone Number)

                                 Lisa Snow, Esq.
                              TIAA-CREF Life Funds
                                730 Third Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Steven B. Boehm, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2415

                  Approximate Date of Proposed Public Offering:
    As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)


[X] on October 28, 2002 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485



If appropriate, check the following box:


[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

TIAA-CREF LIFE FUNDS



GROWTH EQUITY FUND
GROWTH & INCOME FUND
INTERNATIONAL EQUITY FUND
STOCK INDEX FUND
SOCIAL CHOICE EQUITY FUND
LARGE-CAP VALUE FUND
SMALL-CAP EQUITY FUND
REAL ESTATE SECURITIES FUND




October 28, 2002



This prospectus contains important information about the TIAA-CREF Life Funds, funds available only through the purchase of a variable annuity or other variable insurance contract issued by TIAA-CREF Life Insurance Company (TIAA-CREF Life). Please read this prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


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
TABLE OF CONTENTS

     SUMMARY INFORMATION
         INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
              OVERVIEW OF THE FUNDS
              GENERAL RISKS OF INVESTING IN THE FUNDS
              DUAL INVESTMENT MANAGEMENT STRATEGY(SM)
              QUANTITATIVE MANAGEMENT STRATEGY
              GROWTH EQUITY FUND
              GROWTH & INCOME FUND
              INTERNATIONAL EQUITY FUND
              LARGE-CAP VALUE FUND
              SMALL-CAP EQUITY FUND
              STOCK INDEX FUND
              REAL ESTATE SECURITIES FUND
              SOCIAL CHOICE EQUITY FUND
         PAST PERFORMANCE
         FEES AND EXPENSES
     MORE INFORMATION ABOUT THE FUNDS
         ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT
         STRATEGY(SM)
              DUAL INVESTMENT MANAGEMENT STRATEGY
              GROWTH EQUITY FUND
              GROWTH & INCOME FUND
              INTERNATIONAL EQUITY FUND
              LARGE-CAP VALUE FUND
         ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT
          STRATEGY(SM)
              QUANTITATIVE MANAGEMENT STRATEGY
              SMALL-CAP EQUITY FUND
         EQUITY INDEX FUNDS
              STOCK INDEX FUND

         SPECIALTY FUNDS

              REAL ESTATE SECURITIES FUND
              SOCIAL CHOICE EQUITY FUND
         INVESTMENT MANAGEMENT STYLES
         MORE ABOUT RISKS

         MORE ABOUT BENCHMARKS AND OTHER INDICES
              ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY

                  DUAL INVESTMENT MANAGEMENT STRATEGY(SM)
                  GROWTH EQUITY FUND
                  GROWTH & INCOME FUND
                  INTERNATIONAL EQUITY FUND
                  LARGE-CAP VALUE FUND
              ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY:
                  SMALL-CAP EQUITY FUND
              INDEX FUNDS
                  STOCK INDEX FUND

              SPECIALTY FUNDS

                  REAL ESTATE SECURITIES FUND
                  SOCIAL CHOICE EQUITY FUND
         ADDITIONAL INVESTMENT STRATEGIES
     FUND MANAGEMENT
     PRICING OF FUND SHARES
     OFFERING, PURCHASING AND REDEEMING SHARES
     DIVIDENDS, DISTRIBUTIONS AND TAXES
     GENERAL MATTERS
              VOTING RIGHTS
              ELECTRONIC PROSPECTUSES
              HOUSEHOLDING
     FINANCIAL HIGHLIGHTS


3
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SUMMARY INFORMATION

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

OVERVIEW OF THE FUNDS

The eight funds offered by the TIAA-CREF Life Funds are divided into four general types reflecting different investment management techniques. They are:


         ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM):
                  Growth Equity Fund
                  Growth & Income Fund
                  International Equity Fund

                  Large-Cap Value Fund

         ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY:
                  Small-Cap Equity Fund

         INDEX FUNDS:
                  Stock Index Fund


         SPECIALTY FUNDS:

                  Real Estate Securities Fund
                  Social Choice Equity Fund


DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

Four of the funds (the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, and the Large-Cap Value Fund) use TIAA-CREF's Dual Investment Management Strategy(SM), a strategy that combines active management and quantitative methods in seeking to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index. This strategy is described more fully in "More Information About the Funds."


QUANTITATIVE MANAGEMENT STRATEGY


One of the funds (the Small-Cap Equity Fund) uses TIAA-CREF's Quantitative Management Strategy, a strategy that uses proprietary mathematical models based on financial and investment theories to build a portfolio of stocks designed to add returns versus the fund's stated benchmark index, while also managing the relative risk of the fund versus its benchmark. This strategy is described more fully in "More Information about the Funds."

GENERAL RISKS OF INVESTING IN THE FUNDS

You can lose money in any of these funds, or the funds could underperform other investments. In particular, the funds are subject to the following general risks:

- Market Risk--Stock and bond prices in general can decline over short or extended periods as a result of political or economic events.

- Company Risk (often called Financial Risk)--A company's current earnings can fall or its overall financial soundness may deteriorate, causing the price of its securities to decline.

- Foreign Investment Risk--The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency.

- Style Risk--The risk that equity securities representing either a growth investing style or value investing style may be out of favor in the marketplace for various periods of time.

- Index Risk--This is the risk that a fund's performance will not match its index for any period of time.

For any fixed income investments, the funds could be subject to the following additional risks:

- Interest Rate Risk--Bond or stock prices may decline or a fund's income may fall if interest rates change.

- Credit Risk (Company Risk) -- A decline in a company's overall financial soundness may make it unable to pay principal and interest on bonds when due.

- Income Risk--The risk that falling interest rates will cause the Fund's income to decline.


Special risks associated with particular funds are discussed in the following fund summaries, and more information about the risks identified above is provided in "More About Risks" below.

An investment in TIAA-CREF Life Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH EQUITY FUND


INVESTMENT        The fund seeks a favorable long-term return, mainly through
OBJECTIVE         capital appreciation, primarily from equity securities.



PRINCIPAL         The fund uses the Dual Investment Management Strategy(SM) and
INVESTMENT        invests at least 80% of its net assets in equity securities
STRATEGIES        that present the opportunity for growth. Generally, these
                  equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The fund can also invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. It can also invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The fund may invest up to 20% of its total assets in foreign investments. The benchmark index for the fund is the Russell 1000(R) Growth Index. (Russell 1000 is a trademark and a service mark of the Frank Russell Company.)



SPECIAL           The fund is subject to special risks of investing in growth
INVESTMENT        stocks. This means the fund will probably be more volatile
RISKS             than the overall stock market.

WHO MAY           The fund may be appropriate for investors who want a favorable
WANT TO           long-term total return through capital appreciation but are
INVEST            willing to tolerate fluctuations in value and who want to
                  invest in a fund with a profile similar to the fund's benchmark index.


6
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GROWTH & INCOME FUND


INVESTMENT        The fund seeks a favorable long-term total return through both
OBJECTIVE         capital appreciation and investment income, primarily from income-producing equity securities.



PRINCIPAL         The fund uses the Dual Investment Management Strategy(SM) and
INVESTMENT        invests at least 80% of its net assets in income-producing
STRATEGIES        equity securities. The fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. The fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign securities. The benchmark index for the fund is the Standard & Poor's 500
                  ("S&P 500") Index.



SPECIAL           There are special risks associated with investments in stocks
INVESTMENT        paying relatively high dividends. These stocks may
RISKS             significantly underperform other stocks during periods of
                  rapid market appreciation.


WHO MAY           The fund may be appropriate for investors who want capital
WANT TO           appreciation and income but who also can accept the risk of
INVEST            market fluctuations and who want to invest in a fund with a profile similar to the fund's benchmark index.

INTERNATIONAL EQUITY FUND


INVESTMENT        The fund seeks a favorable long-term total return, mainly
OBJECTIVE         through capital appreciation, primarily from equity securities of foreign issuers.


PRINCIPAL         The fund uses the Dual Investment Management Strategy(SM) and
INVESTMENT        invests at least 80% of its net assets in equity securities
STRATEGIES        of foreign issuers. The active managers select individual
                  stocks, and let the fund's country and regional asset allocations evolve from their stock selection. We look for companies of all sizes that have certain characteristics such as sustainable earnings growth, consistent generation of free cash flow and stock prices that don't fully reflect the stock's potential value, based on current earnings, assets, and long-term growth prospects. The benchmark index for the fund is the Morgan Stanley Capital International EAFE(R)
                  (Europe, Australasia, Far East) Index (the "MSCI EAFE Index").



SPECIAL           Foreign investment risk is the most important risk of
INVESTMENT        investing in this fund. These risks are even more pronounced
RISKS             for investments in issuers located in countries with emerging economies and securities markets. Changes in currency exchange rates, the possible imposition of market controls, currency exchange controls, or foreign taxes, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the fund's investments.


WHO MAY           The fund may be appropriate for investors who seek high
WANT TO           long-term total returns, understand the advantages of
INVEST            diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the fund's benchmark index.

LARGE-CAP VALUE FUND



INVESTMENT        The fund seeks a favorable long-term total return, mainly
OBJECTIVE         through capital appreciation, primarily from equity securities of large domestic companies.




PRINCIPAL         The fund uses the Dual Investment Management Strategy(SM) and
INVESTMENT        invests at least 80% of its net assets in equity securities of
STRATEGIES        large domestic companies. The fund uses a variety of
                  comparative valuation criteria to determine whether shares of a particular company might be undervalued, including: previous historical valuations of the same security; valuations of comparable securities; various financial ratios; and the free cash flow generated by the company. The fund may invest up to 20% of its total assets in foreign investments. The benchmark index for the fund is the Russell 1000 Value Index.



SPECIAL           The fund is subject to substantial style risk in that value
INVESTMENT        investing may fall out of favor with investors.
RISKS


WHO MAY           The fund may be appropriate for investors who are looking for
WANT TO           long-term total return through capital appreciation using a
INVEST            value investment style and who want to invest in a fund with a profile similar to the fund's benchmark index.

SMALL-CAP EQUITY FUND


INVESTMENT        The fund seeks a favorable long-term total return, mainly
OBJECTIVE         through capital appreciation, primarily from equity securities of smaller domestic companies.



PRINCIPAL         The fund invests at least 80% of its net assets in equity
INVESTMENT        securities of smaller domestic companies, across a wide range
STRATEGIES        of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation. The fund uses the Quantitative Management
                  Strategy, a strategy that uses proprietary mathematical models based on financial and investment theories to build a portfolio of stocks designed to add returns versus the fund's stated benchmark index, while also managing the relative risk of the fund versus its benchmark. The benchmark index for the fund is the Russell 2000 Index.



SPECIAL           The fund is exposed to the risks of investing in equity
INVESTMENT        securities of smaller companies. Small company securities may
RISKS             experience steeper fluctuations in price than the securities of larger companies.


WHO MAY           The fund may be appropriate for investors who desire capital
WANT TO           appreciation and who are comfortable with the risks of
INVEST            investing in small domestic companies.

STOCK INDEX FUND


INVESTMENT        The fund seeks a favorable long-term total return, mainly from
OBJECTIVE         capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.



PRINCIPAL         The fund is designed to track U.S. equity markets as a whole
INVESTMENT        and invests substantially all of its net assets in stocks in
STRATEGIES        the Russell 3000(R) Index. The fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of the index without actually investing in all 3,000 stocks in the index.



SPECIAL           While the fund attempts to closely track the Russell 3000(R)
INVESTMENT        Index, it does not duplicate the composition of the index.
RISKS             Therefore, the fund cannot guarantee that its performance will match the Russell 3000(R) Index for any period of time.


WHO MAY           The fund may be appropriate for investors who seek a fund that
WANT TO           tracks the return of a broad U.S. equity market index. The
INVEST            potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.

REAL ESTATE SECURITIES FUND


INVESTMENT        The fund seeks to obtain a favorable long-term total return
OBJECTIVE         through both capital appreciation and current income, by
                  investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.



PRINCIPAL         The fund invests at least 80% of its net assets in the equity
INVESTMENT        and fixed-income securities of companies that are principally
STRATEGIES        engaged in or related to the real estate industry ("real
                  estate securities"), including those that own significant real estate assets, such as real estate investment trusts
                  ("REITs"). The fund does not invest directly in real estate.
                  The fund concentrates its investments in the real estate industry and is not diversified (see "Special Investment
                  Risks" below). The fund is actively managed using a value-driven, research-oriented process with a focus on cash flows, asset values and our belief of managements' ability to increase shareholder value. The benchmark index for the fund is the Wilshire Real Estate Securities Index.



SPECIAL           The fund is subject to risks arising from the fact that it is
INVESTMENT        not a diversified investment company. Because it concentrates
RISKS             its investments in only one industry and often holds
                  securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.


                  In addition, the fund is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.


WHO MAY           The fund may be appropriate for investors who want capital
WANT TO           appreciation and income, who are looking to diversify their
INVEST            investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

SOCIAL CHOICE EQUITY FUND


INVESTMENT        The fund seeks a favorable long-term total return that
OBJECTIVE         reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.


PRINCIPAL         The fund invests primarily in equity securities that meet its
INVESTMENT        social criteria. The fund attempts to track the return of the
STRATEGIES        U.S. stock market as represented by the Russell 3000 Index, while investing only in companies whose activities are consistent with the fund's social criteria. It does this primarily by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social
                  Index (the "BMSI") which is a subset of companies in the Russell 3000 Index screened to eliminate companies that do not meet certain "social" criteria.


SPECIAL           Because its social criteria exclude securities of certain
INVESTMENT        issuers for non-financial reasons, this fund may forgo some
RISKS             market opportunities available to funds that don't use these criteria.


WHO MAY           The fund may be appropriate for investors who seek a
WANT TO           broadly-based equity investment that excludes companies based
INVEST            on certain "social" criteria.

PAST PERFORMANCE


[To be updated.]



The following bar charts and performance table help illustrate some of the risks of investing in the TIAA-CREF Life Funds and how investment performance varies. The bar charts present information for the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, the Stock Index Fund, and the Social Choice Equity Fund only, because the other funds comprising the TIAA-CREF Life Funds were formed in 2002 and do not have annual returns for at least one calendar year. The bar charts show each fund's annual returns for each calendar year it has been available publicly (note that the Stock Index Fund was made available on January 4, 1999, so the performance in 1999 is as of that date). Below the charts we note each fund's best and worst returns for a calendar quarter during that period. The performance table shows each fund's returns, and how those returns compare to those of broad-based securities market indexes. How the funds have performed in the past is not necessarily an indication of how they will perform in the future. The returns shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. With these contractual fees, the returns would have been lower.



GROWTH EQUITY FUND
                                    [bar chart]

                                    (22.81)%
                                    2001

Best quarter: 15.72% for the quarter ended December 31, 2001.
Worst Quarter: (22.60)% for the quarter ended March 31, 2001.


GROWTH & INCOME FUND

                                    [bar chart]

                                    (13.13)%
                                    2001

Best quarter: 10.67% for the quarter ended December 31, 2001.
Worst Quarter: (14.59)% for the quarter ended September 30, 2001.

INTERNATIONAL EQUITY FUND

                                    [bar chart]

                                    (23.81)%
                                    2001

Best quarter: 7.48% for the quarter ended December 31, 2001.
Worst Quarter: (15.64)% for the quarter ended March 31, 2001.


STOCK INDEX FUND

                   [bar chart]      [bar chart]       [bar chart]

                   21.20%           (7.38)%           (11.44)%
                   1999             2000              2001

Best quarter: 15.86% for the quarter ended December 31, 1999.
Worst Quarter: (15.55)% for the quarter ended September 30, 2001.


SOCIAL CHOICE EQUITY FUND

                                    [bar chart]

                                    (12.72)%
                                    2001

Best quarter: 9.97% for the quarter ended December 31, 2001.
Worst Quarter: (13.26)% for the quarter ended September 30, 2001.



AVERAGE ANNUAL TOTAL RETURNS

                                                                        ONE YEAR
                                                                   (JANUARY 1, 2001 TO           SINCE INCEPTION(1) TO
                                                                    DECEMBER 31, 2001)             DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                                                        (22.81)%                      (28.14)%
      Russell 3000 Growth Index                                           (19.63)%                      (26.69)%
Growth & Income Fund                                                      (13.13)%                      (13.71)%
      S&P 500 Index                                                       (11.89)%                      (13.06)%
International Equity Fund                                                 (23.81)%                      (26.98)%
      Morgan Stanley Capital International EAFE (Europe,
      Australasia and Far East) Index                                     (21.55)%                      (20.20)%

 Stock Index Fund                                                         (11.44)%                       (0.20)%
        Russell 3000 Index                                                (11.46)%                       (0.31)%
Social Choice Equity Fund                                                 (12.72)%                       (12.36)%
        S&P 500 Index                                                     (11.89)%                       (13.06)%

(1) For the Stock Index Fund, January 4, 1999. For the other TIAA-CREF Life Funds, April 3, 2000.


(2) On July 1, 2002, the Social Choice Equity Fund began to use the Russell 3000 Index as its benchmark index. Prior to that date, the benchmark index for the Social Choice Equity Fund was the S&P 500 Index Fund. Because the Social Choice Equity Fund began investing in the KLD BMSI, a socially screened subset of companies in the Russell 3000 Index, the Social Choice Equity Fund believed it was more appropriate to use the Russell 3000 Index, as opposed to the S&P 500 Index, as its benchmark index.


FEES AND EXPENSES


The following table describes the fees and expenses that you pay if you buy and hold shares of the funds. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds.



SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)
-------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (percentage of offering price)                 0%
Maximum Deferred Sales Charge                                                            0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions             0%
Redemption Fee                                                                           0%
Exchange Fee                                                                             0%


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------------------------------
                                              Manage-                                  Total Annual Fund
                                               ment                   Other                Operating
                                               Fees                Expenses(1)             Expenses
--------------------------------------------------------------------------------------------------------
Growth Equity Fund                             0.25%                  None                   0.25%
Growth & Income Fund                           0.23%                  None                   0.23%
International Equity Fund                      0.29%                  None                   0.29%
Stock Index Fund                               0.06%                  None                   0.06%
Social Choice Equity Fund                      0.07%                  None                   0.07%
Large-Cap Value Fund                           0.24%                  None                   0.24%
Small Cap Equity Fund                          0.10%                  None                   0.10%
Real Estate Securities Fund                    0.25%                  None                   0.25%


(1) Because Advisors is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.

EXAMPLE

This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     1 YEAR      3 YEARS        5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                                                     $__          $__            $__          $__
Growth & Income Fund                                                   $__          $__            $__          $__
International Equity Fund                                              $__          $__            $__          $__
Stock Index Fund                                                       $__          $__            $__          $__
Social Choice Equity Fund                                              $__          $__            $__          $__
Large-Cap Value Fund                                                   $__          $__            $__          $__
Small Cap Equity Fund                                                  $__          $__            $__          $__
Real Estate Securities Fund                                            $__          $__            $__          $__

MORE INFORMATION ABOUT THE FUNDS

This section provides more information about each fund's investment objective, the principal investment strategies and techniques each fund uses to accomplish its objective, and the principal types of securities each fund purchases. These policies and techniques are not fundamental and may be changed by TIAA- CREF Life Funds' board of trustees without shareholder approval. However, we'll notify you of any significant changes. For a complete listing of the funds' policies and restrictions, see the Statement of Additional Information (SAI). NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.




The use of a particular benchmark index by a fund is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.


Each fund has a policy of investing at least 80% of its net assets in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to this policy.



Each fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.


ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

The Dual Investment Management Strategy(SM) seeks to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index.

Each fund selects a benchmark that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each fund's benchmark.

The Dual Investment Management Strategy(SM) uses a portfolio investment management team approach combining active management and quantitative methods to select securities.

- Certain team members focus on active stock selection within the fund's benchmark universe. They select stocks that they believe offer superior returns. They also identify stocks to avoid or underweight that are less attractive.


- Other team members use quantitative analysis to build an overall portfolio based on the fund's benchmark. This quantitative analysis involves the use of mathematical models and computer programs designed to narrow the differences between the fund portfolio's overall financial and risk characteristics and those of its benchmark index. The quantitative team managers may also attempt to outperform the benchmark index by over- or under-weighting certain stocks relative to the index by small amounts, based on proprietary scoring models.


Using the Dual Investment Management Strategy(SM), we have the flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

The Growth Equity, Growth & Income, International Equity, and Large-Cap Value Funds use TIAA-CREF's Dual Investment Management Strategy(SM).

The benchmarks for each fund currently are as follows:

Fund                                               Benchmark
----                                               ---------
Growth Equity Fund                                 Russell 1000(R) Growth Index
Growth & Income Fund                               S&P 500(R) Index
International Equity Fund                          MSCI EAFE(R) (Europe, Australasia, Far East) Index
Large-Cap Value Fund                               Russell 1000 Value Index



GROWTH EQUITY FUND


The GROWTH EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

The fund uses the Dual Investment Management Strategy(SM) and invests at least 80% of its net assets in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects.


The fund may also invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

The Growth Equity Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(SM), the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark, the Russell 1000(R) Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company). The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.


SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk and foreign investment risk. It is also subject to special risks of investing in growth stocks. Funds investing in securities of large companies also have the risk that these companies may grow more slowly than the economy as a whole or not at all. Similarly, by focusing on the securities of large companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the fund's performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this fund.


GROWTH & INCOME FUND

The GROWTH & INCOME FUND seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.


The fund uses the Dual Investment Management Strategy(SM) and invests at least 80% of its net assets in income-producing equity securities. The fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(SM), the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark, the Standard & Poor's 500 ("S&P 500") Index. The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk, modest foreign investment risk and income risk. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. As with any mutual fund, you can lose money by investing in this fund.


INTERNATIONAL EQUITY FUND

The INTERNATIONAL EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.


The fund uses the Dual Investment Management Strategy(SM) and invests at least 80% of its net assets in equity securities of foreign issuers. The fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the fund's country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the fund's sector and country exposure against the fund's benchmark, the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index (the "MSCI EAFE Index"), in order to control risk.


The fund looks for companies of all sizes with:

-  sustainable earnings growth

-  focused management with successful track records

-  unique and easy-to-understand franchises (brands)

- stock prices that don't fully reflect the stock's potential value, based on current earnings, assets, and long-term growth prospects

-  consistent generation of free cash flow

Using the Dual Investment Management Strategy(SM), the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark. The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. While the fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis which is designed to track the performance of the emerging markets segment of the MSCI EAFE Index. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this fund.

Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

LARGE-CAP VALUE FUND


The LARGE-CAP VALUE FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The fund uses the Dual Investment Management Strategy(SM) and invests at least 80% of its net assets in equity securities of large domestic companies, as defined by the fund's benchmark index (the Russell 1000 Value Index) that appear undervalued by the market based on our evaluation of their potential worth.

The fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:


      -  analyses of previous historical valuations of the same security;

      - valuations of comparable securities in the same sector or the overall market;

      - various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

      -  free cash flow generated by the company.

The fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(SM), the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark. The market capitalization ranges and overall risk and return profile of the fund are likely to be roughly comparable to the fund's Russell 1000 Value Index benchmark. The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the fund is subject to substantial style risk in that value investing may fall out of favor with investors. Likewise, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. As with any mutual fund, you can lose money by investing in this fund.

ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY

QUANTITATIVE MANAGEMENT STRATEGY

TIAA-CREF's Quantitative Management Strategy works differently from either the Dual Investment Management Strategy(SM) or indexing in how it builds a portfolio of stocks. Essentially, quantitative management uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of the stocks in which the fund invests. These models typically weight many different variables, including:

      -  the valuation of the individual stock versus the market or its peers;

      -  future earnings and sustainable growth prospects; and

      -  the price and volume trends of the stock

The score, combined with additional inputs listed below, are used to form the portfolio.

      - weightings of the stock, and its corresponding sector, in the benchmark;

      -  correlations between the performance of the stocks in the universe; and

      -  trading costs

Overall, the goal of TIAA-CREF's quantitative management area is to build a portfolio of stocks that adds return versus the fund's stated benchmark index, while also managing the relative risk of the fund versus its benchmark.

SMALL-CAP EQUITY FUND

The SMALL-CAP EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.


The fund uses the Quantitative Management Strategy and invests at least 80% of its net assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.


The fund seeks to add incremental return over its stated benchmark, the Russell 2000 Index, while also managing the relative risk of the fund versus its benchmark.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk and very substantial company risk. The fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities. As with any mutual fund, you can lose money by investing in this fund.


INDEX FUNDS

STOCK INDEX FUND

The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.


The fund is designed to track U.S. equity markets as a whole and invests substantially all of its net assets in stocks in the Russell 3000(R) Index. The Stock Index Fund uses indexing, a strategy that seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track its benchmark index. As part of its indexing strategy, the Stock Index Fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. The Stock Index Fund does not use either the Dual Investment Management Strategy(SM) or the Quantitative Management Strategy.


SPECIAL INVESTMENT RISKS: The fund is subject to substantial market and index risk as well as more than moderate company risk. Although the fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index. Therefore, the fund cannot guarantee that its performance will match its index for any period of time. In addition, the prices of equity securities of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited operating histories and lack management depth. Such securities also may be thinly-traded. As with any mutual fund, you may lose any money that you invest in the fund.

SPECIALTY EQUITY FUNDS

REAL ESTATE SECURITIES FUND


The Real Estate Securities Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

The fund invests at least 80% of its net assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry ("real estate securities"), including those that own significant real estate assets, such as real estate investment trusts ("REITs"). The fund does not invest directly in real estate. The fund concentrates its investments in the real estate industry and is not diversified (see "Special Investment Risks" below). The fund is actively managed using a value-driven, research-oriented process with a focus on cash flows, asset values and our belief of managements' ability to increase shareholder value.


An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the fund is the Wilshire Real Estate Securities Index. The market capitalization ranges and overall risk and return profile of the fund are likely to be roughly comparable to the fund's benchmark.

SPECIAL INVESTMENT RISKS: The fund is subject to interest rate risk, income risk, substantial market risk and very substantial company risk. It is also subject to risks arising from the fact that, unlike the other funds, it is not a diversified investment company. As a "non-diversified" investment company, the fund can invest in fewer individual companies than a diversified company. Because it concentrates its investments in only one industry and often holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the fund runs the risk that they will sell them at an inopportune time.

The fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this fund.

SOCIAL CHOICE EQUITY FUND

The SOCIAL CHOICE EQUITY FUND seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The fund invests primarily in equity securities that meet its social criteria. The fund attempts to track the return of the U.S. stock market as represented by the Russell 3000 Index, while investing only in companies whose activities are consistent with the Fund's social criteria. It does this by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI"),(1) which is a subset of companies in the Russell 3000 Index screened to eliminate

----------
(1)

      The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc. KLD Research & Analytics, Inc. is not responsible for and has not reviewed the fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD Research & Analytics, Inc.'s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

KLD Broad Market Social Index(SM) is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company ("FRC"). The use of the Russell 3000 Index as the universe for the KLD Broad Market Social Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Broad Market Social Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

companies that do not meet certain "social" criteria. In this way, the fund's portfolio approaches the overall investment characteristics of the Russell 3000 Index.

Companies that are currently excluded from the BMSI include:

- Companies that derive any revenues from the manufacture of alcohol or tobacco products;

-  Companies that derive any revenues from gambling;

- Companies that derive significant revenues from the production of military weapons; and

- Electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have any interest.

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area will not automatically eliminate the company from the BMSI. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the BMSI:

- Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;

- Employee relations, including a company's record with respect to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans;

- Corporate citizenship, including a company's record with respect to philanthropic activities and community relations;

- Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

- Diversity, including a company's record with respect to appointment of women and minorities to its board of directors and senior management positions.

The BMSI is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 2002, the BMSI comprised approximately 2,346 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

The fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The fund may invest up to 15% of its total assets in foreign investments.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk, moderate index risk and moderate foreign investment risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this fund may forgo some market opportunities available to funds that don't use these criteria. As with any mutual fund, you can lose money by investing in this fund.

INVESTMENT MANAGEMENT STYLES

GROWTH INVESTING. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

VALUE INVESTING. This is a portfolio management style that typically involves seeking securities that:

      - Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

      - Can be acquired for less than what one believes is the issuer's potential value; and

      -  Appear attractive using discounted cash flow models.

Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer's potential value involves fundamental research and analysis of such companies and issuers.


MORE ABOUT RISKS

Different types of securities, investments and investment techniques used by each fund all have attendant risks of varying degrees.


EQUITY SECURITIES. In general, the value of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore such trends often vary from country to country and region to region. Equity securities are also subject to company risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value over short or extended periods of time. Therefore, the value of an investment in those funds that hold equity securities may increase or decrease.



FOREIGN INVESTMENT RISK. Funds incur foreign investment risk when they invest in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.


STYLE RISK. Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a fund's growth investing or value investing style falls out of favor with investors for a period of time.

INDEX RISK. This is the risk that a fund's performance will not match its index for any period of time. Although the Stock Index Fund attempts to closely track the investment performance of its index, it may not duplicate the exact composition of this index. In addition, unlike a fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the Stock Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the Stock Index Fund cannot guarantee that its performance will match its index for any period of time.

FIXED-INCOME SECURITIES. In general, fixed-income securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of company risk) and, as to some fixed-income securities, prepayment and extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a fund to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline.

Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a fund can result in losses to investors in the fund.


MORE ABOUT BENCHMARK AND OTHER INDICES

RUSSELL 1000 GROWTH INDEX


This is the benchmark index for the GROWTH EQUITY FUND. The Russell 1000 Growth Index is a sub-set of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index includes a higher relative proportion of companies drawn from those sectors of the market that typically have high relative valuations and high relative growth rates, including sectors such as technology, health care and telecommunications. As of June 30, 2002, the market capitalization of companies in the Russell 1000 Growth Index ranged from $420 million to $296.2 billion, with an average market capitalization of $11.9 billion and a mid-point market capitalization of $3.2 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time. The Russell 1000 Growth Index is not a mutual fund and you cannot invest directly in the index.

S&P 500 INDEX

This is the benchmark index for the GROWTH & INCOME FUND. The S&P 500 Index is a market capitalization-weighted index of the 500 largest capitalized stocks in the U.S. that is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, transportation and financial companies of the U.S. markets. The index represents over 75% of the New York Stock Exchange ("NYSE") market capitalization and 15% of NYSE issues. Standard & Poor's determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time. The S&P 500 Index is not a mutual fund and you cannot invest directly in the index.


MSCI EAFE INDEX


This is the benchmark index for the INTERNATIONAL EQUITY FUND. The MSCI EAFE Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America - in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country's market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most "investable" stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country's free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.


The MSCI EAFE Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time. The MSCI EAFE Index is not a mutual fund and you cannot invest directly in the index.


RUSSELL 1000 VALUE INDEX


This is the benchmark for LARGE CAP VALUE FUND. The Russell 1000 Value Index is a subset of the Russell 1000 Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Value Index includes a higher relative proportion of securities from roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values, and a lower relative proportion from the roughly middle third of companies. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of June 30, 2002, the market capitalization of companies in the Russell 1000 Value Index ranged from $420 million to $277.5 billion, with an average market capitalization of $8.9 billion and a mid-point market capitalization of $3.0 billion.

RUSSELL 2000 INDEX


This is the benchmark for the SMALL-CAP EQUITY FUND. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of June 30, 2002, the market capitalization of companies in the Russell 2000 Index ranged from $30 million to $1.8 billion, with an average market capitalization of $470 million and a mid-point market capitalization of $380 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time. The Russell 2000 Index is not a mutual fund and you cannot invest directly in the index.


RUSSELL 3000 INDEX


This is the benchmark for the STOCK INDEX FUND and the SOCIAL CHOICE EQUITY FUND. The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. As of June 30, 2002, the market capitalization of companies in the Russell 3000 Index ranged from $30 million to $296.2 billion, with an average market capitalization of $3.8 billion and a mid-point market capitalization of $660 million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index.


WILSHIRE REAL ESTATE SECURITIES INDEX


This is the benchmark for the REAL ESTATE SECURITIES FUND. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The Wilshire Real Estate Securities Index includes securities in different proportions based on relative capitalization, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. Companies in the Wilshire Real Estate Securities Index generally have market capitalizations of at least $100 million, and hold real estate assets with book values of at least $100 million.


[Put above in chart form.]

None of the funds are promoted, endorsed, sponsored or sold by or affiliated with Frank Russell Company or any of the third parties which sponsor the indices described above.

ADDITIONAL INVESTMENT STRATEGIES

The funds may invest in short-term money market debt securities and other kinds of short-term instruments. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The funds also may invest up to 20% of their total assets in fixed-income securities.

Each fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the fund's investment objective and restrictions.


FUND MANAGEMENT

Teachers Advisors, Inc. (Advisors) manages the TIAA-CREF Life Funds' assets, under the supervision of the board of trustees of TIAA-CREF Life Funds, and is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). Advisors is registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. The specialized portfolio management teams of Advisors who manage the funds also manage the investments of TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds, and, through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (Investment Management), the investment accounts of the College Retirement Equities Fund (CREF). Advisors is located at 730 Third Avenue, New York, New York 10017.

Under its investment management agreement with TIAA-CREF Life Funds, Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund. The management fees are as follows:

                                                           Management
                                                              Fees
                                                              ----
Growth Equity Fund                                            0.25%
Growth & Income Fund                                          0.23%

International Equity Fund                                     0.29%
Stock Index Fund                                              0.06%
Social Choice Equity Fund                                     0.07%
Large-Cap Value Fund                                          0.24%
Small Cap Equity Fund                                         0.10%
Real Estate Securities Fund                                   0.25%

Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors is also responsible for providing or obtaining at its own expense the services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis. These include custodial, administrative, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.

The funds are managed by Advisors through specialized portfolio management teams whose members are jointly responsible for the day-to-day management of the funds.

PRICING OF FUND SHARES


We determine the net asset value (NAV) per share (share price) of a fund on each day the New York Stock Exchange is open for business. We do this after the close of regular trading on all U.S. national exchanges where securities or other investments of the fund are principally traded. This remains the case even for funds that invest in foreign securities, even though such securities may continue to trade and their values may fluctuate. We will not price fund shares on days that the New York Stock Exchange is closed. We compute the fund's NAV by dividing the value of a fund's assets, less its liabilities, by the number of outstanding shares of that fund.


We usually use market quotations or independent pricing services to value securities and other instruments held by the funds. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value", as determined in good faith by or under the direction of the TIAA-CREF Life Funds' board of trustees. Money market instruments with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. We also may use fair value if events materially affecting the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time the fund's net asset value is calculated.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the TIAA-CREF Life Funds are not sold directly to you, but rather are sold in a continuous offering to TIAA-CREF Life separate accounts to fund variable annuity or other insurance contracts. Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are invested in the shares of the TIAA-CREF Life Funds. The separate account purchases and redeems shares of the appropriate fund for net asset value without sales or redemption charges.

For each day on which the TIAA-CREF Life Funds' net asset value is calculated, the separate account transmits to the fund any orders to purchase or redeem shares of the fund based on the purchase payments, redemption requests, death benefits, contract charges, and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of a fund at the fund's net asset value per share calculated as of that same day.

The separate accounts may not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of investment accounts holding shares of the International Equity Fund between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests should be rejected. Similarly, any instructions to change or cancel a previously submitted request should be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions should begin at the market close.

For more information about investing in the TIAA-CREF Life Funds, see the prospectus describing the contract, which can be obtained by calling us toll-free at 800 842-2733, extension 5509.


DIVIDENDS, DISTRIBUTIONS AND TAXES

THE TAX STATUS OF YOUR INVESTMENT DEPENDS UPON YOUR VARIABLE INSURANCE CONTRACT. FOR A COMPLETE DISCUSSION OF THE TAX STATUS OF YOUR CONTRACT, PLEASE REFER TO THE PROSPECTUS DESCRIBING THE CONTRACT.

Shares in the funds may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59 1/2.

The funds expect to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of their net investment income and net realized capital gains. Normally, each of the funds will distribute dividends and capital gains annually. In addition, each fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from a fund will be automatically reinvested by the separate account in additional shares of the fund.

Each fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the funds intend to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.


GENERAL MATTERS

VOTING RIGHTS

We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this prospectus, for more information on your voting rights.

ELECTRONIC PROSPECTUSES

If you received this or the contract prospectus electronically and would like paper copies, please call 800 842-2733, extension 5509, and we will send paper copies to you.

HOUSEHOLDING

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of this and the contract prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one participant lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.

FINANCIAL HIGHLIGHTS


[To be updated.]



Presented below is a financial highlights table for the TIAA-CREF Life Funds. The financial highlights table is intended to help you understand the financial performance of the TIAA-CREF Life Funds since they began operations. [The table reflects the financial results for the Growth Equity, Growth & Income, International Equity, Stock Index, and Social Choice Equity Funds only, because the other funds were formed in 2002 and do not have financial reports for the reportable period.] Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. The information has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report - along with the financial statements--is included in the TIAA-CREF Life Funds' most recent annual report. It is available without charge upon request.

                                                  GROWTH EQUITY               GROWTH & INCOME            INTERNATIONAL EQUITY
                                                       FUND                        FUND                         FUND

                                                             FOR THE                      FOR THE                      FOR THE
                                                              PERIOD                       PERIOD                       PERIOD
                                                             MARCH 1,                     MARCH 1,                     MARCH 1,
                                                               2000                         2000                         2000
                                                           (COMMENCE-                   (COMMENCE-                   (COMMENCE-
                                                              MENT OF                      MENT OF                      MENT OF
                                              FOR THE       OPERATIONS)    FOR THE       OPERATIONS)    FOR THE       OPERATIONS)
                                                YEAR            TO           YEAR            TO           YEAR            TO
                                                ENDED        DECEMBER        ENDED        DECEMBER        ENDED        DECEMBER
                                              DECEMBER       31, 2000      DECEMBER       31, 2000      DECEMBER       31, 2000
                                              31, 2001          (A)        31, 2001          (A)        31, 2001          (A)
                                              --------       --------      --------       --------      --------       --------
Selected Per Share Data:
Net asset value, beginning of period          $  18.97       $  25.00      $  23.57       $  25.00      $  17.14       $  25.00
Gain (loss) from investment
      operations:
      Net investment income                       0.05           0.05          0.20           0.19          0.18           0.15
      Net realized and unrealized gain
          (loss) on investments                  (4.37)         (6.03)        (3.29)         (1.33)        (4.26)         (7.89)
                                              --------       --------      --------       --------      --------       --------
Total gain (loss) from investment
      operations                                 (4.32)         (5.98)        (3.09)         (1.14)        (4.08)         (7.74)
                                              --------       --------      --------       --------      --------       --------
Less distributions from:
      Net investment income                      (0.05)         (0.05)        (0.20)         (0.18)        (0.18)         (0.12)
      In excess of net investment
          income                                    --             --            --          (0.01)           --             --
      Net realized gains                            --             --            --          (0.10)           --             --
                                              --------       --------      --------       --------      --------       --------
Total distributions                              (0.05)         (0.50)        (0.20)         (0.29)        (0.18)         (0.12)
                                              --------       --------      --------       --------      --------       --------
Net asset value, end of period                $  14.60       $  18.97      $  20.28       $  23.57      $  12.88       $  17.14
                                              ========       ========      ========       ========      ========       ========
TOTAL RETURN                                    (22.81)%       (23.89)%      (13.13)%        (4.55)%      (23.81)%       (30.94)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
      thousands)                              $ 52,519       $ 57,369      $ 62,313       $ 60,066      $ 35,014       $ 42,006
Ratio of expenses to average net assets
      before expense waiver                       0.46%          0.39%         0.44%          0.37%         0.53%          0.44%
Ratio of expenses to average net assets
      after expense waiver                        0.25%          0.21%         0.23%          0.19%         0.29%          0.25%
Ratio of net investment income to
      average net assets                          0.35%          0.25%         1.04%          0.84%         1.33%          0.88%
Portfolio turnover rate                          41.77%         35.54%        61.92%         20.43%       102.48%         79.47%




                                                                                                     SOCIAL CHOICE EQUITY
                                                              STOCK INDEX FUND                              FUND

                                                                                        FOR THE                    FOR THE
                                                                                         PERIOD                    PERIOD
                                                                                        DECEMBER                   MARCH 1,
                                                                                         1, 1998                     2000
                                                                                      (COMMENCE-                 (COMMENCE-
                                                                                         MENT OF                    MENT OF
                                                                                       OPERATIONS)   FOR THE      OPERATIONS)
                                                                                           TO          YEAR           TO
                                                FOR THE YEARS ENDED DECEMBER 31,        DECEMBER       ENDED       DECEMBER
                                              ------------------------------------      31, 1998     DECEMBER      31, 2000
                                                2001          2000          1999           (A)       31, 2001         (A)
                                              --------      --------      --------      --------     --------      --------
Selected Per Share Data:
Net asset value, beginning of period          $  27.94      $  31.11      $  26.05      $  25.00     $  23.90      $  25.00
Gain (loss) from investment
      operations:
      Net investment income                       0.30          0.29          0.26          0.05         0.24          0.23
      Net realized and unrealized gain
          (loss) on investments                   3.50         (2.58)         5.26          1.05        (3.28)        (0.93)
                                              --------      --------      --------      --------     --------      --------
Total gain (loss) from investment
      operations                                  3.20         (2.29)         5.52          1.10        (3.01)        (0.70)
                                              --------      --------      --------      --------     --------      --------
Less distributions from:
      Net investment income                      (0.23)        (0.29)        (0.26)        (0.05)       (0.22)        (0.23)
      In excess of net investment
          income                                    --            --            --            --           --            --
      Net realized gains                         (0.06)        (0.59)        (0.20)           --        (0.03)        (0.17)
                                              --------      --------      --------      --------     --------      --------
Total distributions                              (0.29)        (0.88)        (0.46)        (0.05)       (0.25)        (0.40)
                                              --------      --------      --------      --------     --------      --------
Net asset value, end of period                  $24.45      $  27.94      $  31.11      $  26.05     $  20.61      $  23.90
                                              ========      ========      ========      ========     ========      ========
TOTAL RETURN                                    (11.44)%       (7.38)%       21.20%         4.41%      (12.72)%       (2.80)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
      thousands)                              $ 94,517      $ 89,321      $ 54,341      $ 26,212     $ 25,333      $ 25,977
Ratio of expenses to average net assets
      before expense waiver                       0.30%         0.30%         0.30%         0.03%        0.39%         0.33%
Ratio of expenses to average net assets
      after expense waiver                        0.07%         0.07%         0.07%         0.01%        0.18%         0.15%
Ratio of net investment income to
      average net assets                          1.28%         1.14%         1.28%         0.22%        1.15%         0.92%
Portfolio turnover rate                           7.85%        16.48%        14.22%         0.00%        9.83%         4.94%

(a) The percentages for this period are not annualized.

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The TIAA-CREF Life Funds' annual and semi-annual reports provide additional information about the funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge in any of the following ways:


By telephone:    Call 800-842-2733, extension 5509

In writing:      730 Third Avenue
                 New York, NY  10017-3206

Over the Internet: www.tiaa-cref.org

Information about TIAA-CREF Life Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-202-942-8090) in Washington, D.C. The reports and other information are also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

IF YOU HAVE ANY QUESTIONS ABOUT THE TIAA-CREF LIFE FUNDS OR YOUR VARIABLE CONTRACT, PLEASE CALL US AT 800 223-1200.


OCTOBER 28, 2002


SEC File Nos. 333-61759, 811-08961

                              TIAA-CREF LIFE FUNDS


                               GROWTH EQUITY FUND
                              GROWTH & INCOME FUND
                            INTERNATIONAL EQUITY FUND
                                STOCK INDEX FUND
                            SOCIAL CHOICE EQUITY FUND
                              LARGE-CAP VALUE FUND
                              SMALL-CAP EQUITY FUND
                           REAL ESTATE SECURITIES FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                                 OCTOBER 28, 2002


This Statement of Additional Information (SAI) is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Life Funds' prospectus dated October 1, 2002 (the prospectus). A copy of the prospectus may be obtained by writing us at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206 or by calling 800 842-2733, extension 5509. Terms used in the prospectus are incorporated in this SAI. Certain financial information included in the TIAA-CREF Life Funds' annual report, including management's discussion of fund performance, is incorporated by reference into this SAI. You can request a copy of the report without charge by calling 1 800-842-2733, extension 5509.

                                [TIAA CREF LOGO]

TABLE OF CONTENTS

ITEM                                                                        PAGE
--------------------------------------------------------------------------------
INVESTMENT POLICIES, STRATEGIES AND RESTRICTIONS.........................   B-

MANAGEMENT OF THE FUND...................................................   B-

PRINCIPAL HOLDERS OF SECURITIES..........................................   B-

INVESTMENT ADVISORY AND OTHER SERVICES...................................   B-

FUND HISTORY AND DESCRIPTION OF THE FUND.................................   B-

VALUATION OF ASSETS......................................................   B-

BROKERAGE ALLOCATION.....................................................   B-

PERFORMANCE INFORMATION..................................................   B-

TAX STATUS...............................................................   B-

UNDERWRITERS.............................................................   B-

LEGAL MATTERS............................................................   B-

EXPERTS..................................................................   B-

FINANCIAL STATEMENTS.....................................................   B-

INVESTMENT POLICIES, STRATEGIES AND RESTRICTIONS

The following information is intended to supplement the description of the investment objective and policies of each fund in the prospectus. Under the Investment Company Act of 1940, as amended (the 1940 Act), a fund's fundamental policies may not be changed without the vote of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). The non-fundamental investment restrictions contained in "Non-Principal Investment Strategies and Risk Considerations" below, may be changed by the TIAA-CREF Life Funds' board of trustees at any time.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each fund:

1. The fund will not issue senior securities except as Securities and Exchange Commission ("SEC") regulations permit;

2. The fund will not borrow money, except: (a) it may purchase securities on margin, as described in restriction 8 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of the fund's total assets taken at market value at the time of borrowing);

3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4. The fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5.    The fund will not purchase real estate or mortgages directly;

6. The fund will not purchase commodities or commodities contracts, except to the extent financial contracts (such as futures) are purchased as described herein; and

7. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following restriction is a fundamental policy of each fund (other than the Stock Index Fund):

8. The fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

The following restriction is a fundamental policy of each fund (other than the Real Estate Securities Fund):

9. The fund will not invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25% of its total assets; however, this restriction does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

The following restriction is a fundamental policy of the Stock Index Fund:

10. The fund will not make loans, except: (a) that the fund may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; (d) participation interests in loans, and similar investments, may be purchased; or (e) through an interfund loan program with affiliated investment companies, to the extent permitted by applicable SEC regulations.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values of portfolio securities will not be considered a violation.


The Real Estate Securities Fund has a non-fundamental policy of investing more than 25 percent of its total assets in securities of issuers in the real estate industry.


NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

GENERAL

The funds can, in addition to stocks, hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. These securities are generally subject to the same types of market and financial risks that are described in the prospectus.

When market conditions warrant, the funds can hold debt securities, including those that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the funds can also invest in short-term debt securities and other money-market instruments, including those denominated in foreign currencies. Fixed-income securities, including short-term debt securities and other money market instruments, are subject to interest rate risks and financial risks. Interest rate risks are the risks that the instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while rate deductions usually result in a market value increase. Financial risks come from the possibility the issuer won't be able to pay principal and interest when due.

The funds also can invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements.

These investments and other fund investment strategies are discussed in detail below.


OPTIONS AND FUTURES

The funds can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission ("CFTC"). We do not intend to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

Options and futures transactions may increase a fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

OPTIONS. Option-related activities could include: (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the funds may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a fund, the fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

The funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premiums of the put options bought and sold, the fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund's portfolio of securities. To the extent that a fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the fund deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

FUTURES. To the extent permitted by applicable regulatory authorities, the funds may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the funds usually will be liquidated in this manner, the funds may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the funds with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the funds may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the funds can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the funds will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the funds upon the purchase or sale of a futures contract. Initially, the funds will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. The funds will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the fund's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors, the investment advisor for each of the funds, still may not result in a successful hedging transaction over a very short time period.

The funds may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the funds enter into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).


FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES

The funds can enter into firm commitment agreements for the purchase of securities on a specified future date. We expect that these transactions will be relatively infrequent. When a fund enters into a firm commitment agreement, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a fund is obligated to purchase such securities, it will be required to segregate assets. See "Segregated Accounts," below.


SECURITIES LENDING

Subject to the funds' fundamental investment policies relating to loans of portfolio securities set forth above, the funds may lend its securities to brokers and dealers that are not affiliated with TIAA-CREF Life Insurance Company, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission (SEC) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of Teachers Insurance and Annuity Association of America (TIAA). The funds may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The funds may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

BORROWING AND LENDING AMONG AFFILIATES

The funds participate in a $2.25 billion unsecured revolving credit facility, for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. College Retirement Equities Fund (CREF), TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA Separate Account VA-1 each of which are managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating funds. Interest associated with any borrowing under the facility will be charged to the borrowing funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing.

If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.


PREFERRED STOCK

The funds can invest in preferred stock consistent with their investment objectives.


ILLIQUID SECURITIES

The funds can invest up to 15% of their assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.


REPURCHASE AGREEMENTS

Repurchase agreements are one of several short-term vehicles the funds can use to manage cash balances effectively. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, a fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


SWAP TRANSACTIONS

The funds may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, the funds may be able to protect the value of a portion of its portfolio against declines in market value. The funds may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return the fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agree ment. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that the fund will succeed when pursuing its contractual remedies. To minimize a fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See "Illiquid Securities" above.

To the extent that there is an imperfect correlation between a fund's obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase a fund's financial risk. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.


SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitment agreements, and certain other transactions in which any of the funds incur an obligation to make payments in the future, the fund involved may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other obligations as may be permitted by law.


INVESTMENT COMPANIES

Each fund can invest up to 10% of its assets in other investment companies.


BORROWING

Each fund can borrow money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the fund. Each can also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See "Fundamental Policies" above.


CURRENCY TRANSACTIONS

The value of a fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

There is no express limitation on the percentage of a fund's assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that fund's investment adviser believes will correlate closely to the currency's price movements. The funds generally will not enter into forward contracts with terms longer than one year.

FOREIGN INVESTMENTS

As described more fully in the prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven-country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; its own currency, the Euro; and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered "emerging"--rapidly shifting from natural resource- and agriculture-based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan, in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.

INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

OTHER REGIONS. There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

DEPOSITORY RECEIPTS. The funds can invest in American, European and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.


OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio. It is not our policy to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.


PORTFOLIO TURNOVER

The transactions a fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund and ultimately by the fund's shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The funds do not have fixed policies on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short term investment against the gains anticipated from such transactions.

The portfolio turnover rate for the Growth & Income Fund increased from 20.43% in 2000 to 61.92% in 2001, reflecting a strategic decision to concentrate the stock selection segment on fewer issuers and sell underperforming securities. The portfolio turnover rates of the other funds did not change significantly from 2000 to 2001.


MANAGEMENT OF THE FUND

THE BOARD

A board of trustees (the Board) oversees the TIAA-CREF Life Funds' business affairs and is responsible for major decisions about its investment objectives and policies. The Board delegates the day-to-day management of the fund to Advisors and its officers (see below). The Board meets periodically to review the fund's activities, contractual arrangements with companies that provide services to the fund, and the performance of the investment portfolio.

TRUSTEES AND OFFICERS OF THE TIAA-CREF LIFE FUNDS

The following table includes certain information about the TIAA-CREF Life Funds' trustees and officers including positions held with the Funds, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds' disinterested trustees and the second table includes information about the Funds' interested trustees and officers.

                             DISINTERESTED TRUSTEES

                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                     IN FUND
                                                                                                     COMPLEX
                             POSITION(S) HELD     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE        WITH FUND            LENGTH OF TIME SERVED  DURING PAST 5 YEARS         BY TRUSTEE  HELD BY TRUSTEE
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
ROBERT H. ATWELL             Trustee              Indefinite term.       President Emeritus,              51     Director, Education
                                                                         American Council on                     Management Corp.
447 Bird Key Drive                                Trustee since 2001.    Education, and Senior                   and Collegis, Inc.
                                                                         Consultant to A.T.
Sarasota, FL 34236                                                       Kearney, Inc.

Age: 71
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
ELIZABETH E. BAILEY          Trustee              Indefinite term.       John C. Hower Professor          51     Director, CSX
                                                                         of Public Policy and                    Corporation and
The Wharton School                                Trustee since 2001.    Management, The                         Philip Morris
                                                                         Wharton School,                         Companies Inc.
University of                                                            University of
Pennsylvania                                                             Pennsylvania

Suite 3100

Steinberg-Dietrich Hall

Philadelphia, PA
19104-6372

Age: 63
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
JOYCE A. FECSKE              Trustee              Indefinite term.       Vice President Emerita,          51     None
                                                                         DePaul University.
11603 Briarwood Lane                              Trustee since 2001.    Formerly, Vice President
                                                                         for Human Resources,
Burr Ridge, Illinois                                                     DePaul University
60525-5173

Age: 55
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
EDES P. GILBERT              Trustee              Indefinite term.       Acting President,                51     None
                                                                         Independent Educational
Independent Educational                           Trustee since 2001.    Services.  Formerly,
Services                                                                 Consultant, Independent
                                                                         Educational Services, and
49 East 78th Street, Suite                                               Head, The Spence School
4A

New York, NY 10021

Age: 70
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------

---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
MARTIN J. GRUBER             Trustee              Indefinite term.       Nomura Professor of              51     Director, Deutsche
                                                                         Finance, New York                       Asset Management
New York University                               Trustee since 2001.    University, Stern School                B.T. Funds, Japan
                                                                         of Business.  Formerly,                 Equity Fund, Inc.,
Stern School of Business                                                 Chairman, Department of                 Singapore Equity
                                                                         Finance, New York                       Fund, Inc. and the
Henry Kaufman                                                            University, Stern School                Thai Equity Fund,
Management                                                               of Business, and Trustee                Inc.
                                                                         of TIAA
Education Center

44 West 4th Street, Suite
988

New York, NY 10012

Age: 65
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
NANCY L. JACOB               Trustee              Indefinite term.       President and Managing           51     None
                                                                         Principal, Windermere
Windermere Investment                             Trustee since 2001.    Investment Associates.
Associates                                                               Formerly, Chairman and
                                                                         Chief Executive Officer,
121 S.W. Morrison                                                        CTC Consulting, Inc., and
Street, Suite 925                                                        Executive Vice President,
                                                                         U.S. Trust of the Pacific
Portland, OR 97204                                                       Northwest

Age: 59
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
MARJORIE FINE KNOWLES        Trustee              Indefinite term.       Professor of Law, Georgia        51     None
                                                                         State University College
College of Law                                    Trustee since 2001.    of Law

Georgia State University

P.O. Box 4037

Atlanta, GA 30302-4037

Age: 63
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
STEPHEN A. ROSS              Trustee              Indefinite term.       Franco Modigliani                51     Director, Freddie
                                                                         Professor of Finance and                Mac and
Sloan School of                                   Trustee since 2001.    Economics, Sloan School                 Co-Chairman, Roll &
Management                                                               of Management,                          Ross Asset
                                                                         Massachusetts Institute                 Management Corp.
Massachusetts Institute                                                  of Technology.  Co-
of Technology                                                            chairman, Roll & Ross
                                                                         Asset Management Corp.
77 Massachusetts                                                         Formerly, Sterling
Avenue                                                                   Professor of Economics
                                                                         and Finance, Yale School
Cambridge, MA 02139                                                      of Management, Yale
                                                                         University
Age: 58
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
NESTOR V. SANTIAGO           Trustee              Indefinite term.       Vice President and Chief         51     Director, Bank-Fund
                                                                         Investment Officer,                     Credit Union and
Howard Hughes Medical                             Trustee since 2001.    Howard Hughes Medical                   Emerging Markets
Institute                                                                Institute.  Formerly,                   Growth Fund, Inc.
                                                                         Investment Advisor/Head
4000 Jones Bridge Road                                                   of Investment Office,
                                                                         International Monetary
Chevy Chase, MD                                                          Fund
20815

Age: 53
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
EUGENE C. SIT                Trustee              Indefinite term.       Chairman, Chief                  51     Chairman and
                                                                         Executive Officer, and                  Director of
Sit Investment                                    Trustee since 2001.    Chief Investment Officer,               registered
Associates, Inc.                                                         Sit Investment                          investment
                                                                         Associates, Inc. and                    companies managed
4600 Norwest Center                                                      Sit/Kim International                   by Sit Investment
                                                                         Investment Associates,                  Associates, Inc.
90 South Seventh Street                                                  Inc.

Minneapolis, MN 55402-
4130

Age: 63
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------

---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
MACEO K. SLOAN               Trustee              Indefinite term.       Chairman and Chief               51     Director, SCANA
                                                                         Executive Officer, Sloan                Corporation and
NCM Capital                                       Trustee since 2001.    Financial Group, Inc. and               Mechanics and
Management Group, Inc.                                                   NCM Capital Management                  Farmers Bancorp,
                                                                         Group, Inc.                             Inc.
103 West Main Street,
Suite 400

Durham, NC 27701-3638

Age: 52
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
DAVID K. STORRS              Trustee              Indefinite term.       President and Chief              51     Director of
                                                                         Executive Officer,                      thirteen money
Alternative Investment                            Trustee since 2001.    Alternative Investment                  market funds
Group, LLC                                                               Group, LLC                              sponsored by
                                                                                                                 Alliance Capital
65 South Gate Lane                                                                                               Management

Southport, CT 06490

Age: 58
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
ROBERT W. VISHNY             Trustee              Indefinite term.       Eric J. Gleacher                 51     None
                                                                         Distinguished Service
University of Chicago                             Trustee since 2001.    Professor of Finance,
                                                                         University of Chicago,
Graduate School of                                                       Graduate School of
Business                                                                 Business.  Founding
                                                                         Partner, LSV Asset
1101 East 58th Street                                                    Management

Chicago, IL 60637

Age: 43
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------

                        INTERESTED TRUSTEES AND OFFICERS

                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                     IN FUND
                                                                                                     COMPLEX
                             POSITION(S) HELD     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE        WITH FUND            LENGTH OF TIME SERVED  DURING PAST 5 YEARS         BY TRUSTEE  HELD BY TRUSTEE
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
JOHN H. BIGGS(1)             Chairman of Board,   Term as Trustee is     Chairman, President and          51     Director, The
                             President and Chief  indefinite. Trustee    Chief Executive Officer                 Boeing Company and
TIAA-CREF                    Executive Officer    since 2001. Chairman,  of TIAA-CREF Life                       Ralston Purina
                                                  Chief Executive        Funds, TIAA, CREF,                      Company
730 Third Avenue                                  Officer and President  TIAA-CREF Mutual Funds
                                                  since 2001.            and TIAA-CREF
New York, NY 10017-                               Indefinite term as     Institutional Mutual Funds
3206                                              officer.               and Chairman of the
                                                                         Management Committee,
Age: 65                                                                  President and Chief
                                                                         Executive Officer of TIAA
                                                                         Separate Account VA-1.
                                                                         Trustee of TIAA-CREF
                                                                         Individual & Institutional
                                                                         Services, Inc. (Services).
                                                                         Member of Board of
                                                                         Managers of TIAA-CREF
                                                                         Investment Management
                                                                         LLC (Investment
                                                                         Management).  Director of
                                                                         Teachers Personal
                                                                         Investors Services, Inc.
                                                                         (TPIS), Teachers
                                                                         Advisors, Inc. (Advisors)
                                                                         and TIAA-CREF Trust
                                                                         Company, FSB (TIAA-
                                                                         CREF Trust Company)
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------

---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
MARTIN L. LEIBOWITZ(1)       Vice Chairman and    Term as Trustee is     Vice Chairman and Chief          51     None
                             Chief Investment     indefinite. Trustee    Investment Officer of
TIAA-CREF                    Officer              since 2001. Vice       TIAA-CREF Life Funds,
                                                  Chairman and Chief     CREF, TIAA-CREF Mutual
730 Third Avenue                                  Investment Officer     Funds and TIAA-CREF
                                                  since 2001. Chief      Institutional Mutual Funds
New York, NY 10017-                               Investment Officer     and Vice Chairman of the
3206                                              since 1998.            Management Committee
                                                  Indefinite term as     and Chief Investment
Age: 66                                           officer.               Officer of TIAA Separate
                                                                         Account VA-1 (these
                                                                         funds are collectively
                                                                         referred to as the TIAA-
                                                                         CREF Funds). Vice
                                                                         Chairman  and Chief
                                                                         Investment Officer of
                                                                         TIAA.  Member of Board
                                                                         of Managers and
                                                                         President of Investment
                                                                         Management.  Director
                                                                         and President of
                                                                         Advisors.  Director of
                                                                         TIAA-CREF Life
                                                                         Insurance Company
                                                                         (TIAA-CREF Life)
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
BEVIS LONGSTRETH(2)          Trustee              Indefinite term.       Of Counsel to Debevoise          51     Member of the Board
                                                                         & Plimpton.  Formerly                   of Directors of
Debevoise & Plimpton                              Trustee since 2001.    Partner of Debevoise &                  AMVESCAP, PLC and
                                                                         Plimpton, Adjunct                       Chairman of the
919 Third Avenue                                                         Professor at Columbia                   Finance Committee
                                                                         University School of Law                of the Rockefeller
New York, NY 10022-                                                      and Commissioner of the                 Family Fund
6225                                                                     Securities and Exchange
                                                                         Commission
Age: 68
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
RICHARD J. ADAMSKI(1)        Vice President and   Indefinite term. Vice  Vice President and               N/A    N/A
                             Treasurer            President and          Treasurer of the TIAA-
TIAA-CREF                                         Treasurer since 1998.  CREF Funds and TIAA.
                                                                         Vice President and
730 Third Avenue                                                         Treasurer of Investment
                                                                         Management, Services,
New York, NY 10017-                                                      TPIS, Advisors, TIAA-
3206                                                                     CREF Life, and TIAA-
                                                                         CREF Tuition Financing,
Age: 60                                                                  Inc. (Tuition Financing)
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
C. VICTORIA APTER(1)         Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         of the TIAA-CREF Funds
TIAA-CREF                                         President since 2001.  and TIAA

730 Third Avenue

New York, NY 10017-
3206

Age: 59
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
SCOTT C. EVANS(1)            Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         of the TIAA-CREF Funds
TIAA-CREF                                         President since 1998.  and TIAA.  Executive Vice
                                                                         President of Investment
730 Third Avenue                                                         Management and Advisors
                                                                         and Director of TIAA-
New York, NY 10017-                                                      CREF Life
3206

Age: 43
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------

---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
MARTIN E. GALT, III(1)       Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Served since 2000.     of the TIAA-CREF Funds
TIAA-CREF                                                                and TIAA and President,
                                                                         TIAA-CREF Investment
730 Third Avenue                                                         Products.  Formerly,
                                                                         Executive Vice President
New York, NY 10017-                                                      and President,
3206                                                                     Institutional Investments,
                                                                         Bank of America, and
Age: 60                                                                  Principal Investment
                                                                         Officer, NationsBank.
                                                                         Director and President of
                                                                         Tuition Financing and TPIS
                                                                         and Director of TIAA-
                                                                         CREF Life and TIAA-
                                                                         CREF Trust Company
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
RICHARD L. GIBBS(1)          Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         of the TIAA-CREF Funds
TIAA-CREF                                         President since 1998.  and TIAA.  Executive Vice
                                                                         President of Investment
730 Third Avenue                                                         Management, Advisors
                                                                         and Tuition Financing and
New York, NY 10017-                                                      Director of TIAA-CREF
3206                                                                     Life and Tuition Financing

Age: 55
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
DON W. HARRELL(1)            Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            President Executive    of the TIAA-CREF Funds
TIAA-CREF                                         Vice since 1998.       and TIAA. Director of
                                                                         TIAA-CREF Life
730 Third Avenue

New York, NY 10017-
3206

Age: 64
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
IRA J. HOCH(1)               Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         of the TIAA-CREF Funds
TIAA-CREF                                         President since 2001.  and TIAA.  Formerly, Vice
                                                                         President, Retirement
730 Third Avenue                                                         Services, CREF and TIAA

New York, NY 10017-
3206

Age: 52
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
MATINA S. HORNER(1)          Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         of the TIAA-CREF Funds
TIAA-CREF                                         President since 1998.  and TIAA.  Director of
                                                                         TIAA-CREF Life
730 Third Avenue

New York, NY 10017-
3206

Age: 62
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
E. LAVERNE JONES(1)          Vice President       Indefinite term. Vice  Vice President and               N/A    N/A
                             and Corporate        President and          Corporate Secretary of
TIAA-CREF                    Secretary            Corporate Secretary    the TIAA-CREF Funds
                                                  since 2001.            and TIAA
730 Third Avenue

New York, NY 10017-
3206

Age: 53
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
HARRY I. KLARISTENFELD(1)    Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President and        Executive Vice         and Chief Actuary of the
TIAA-CREF                    Chief Actuary        President and Chief    TIAA-CREF Funds and
                                                  Actuary since 2001.    TIAA. Formerly, Vice
730 Third Avenue                                                         President and Chief
                                                                         Actuary, Retirement
New York, NY 10017-                                                      Services, CREF and
3206                                                                     TIAA. Executive Vice
                                                                         President and Chief
Age: 51                                                                  Actuary of Services
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------

---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
FRANCES NOLAN(1)             Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         of the TIAA-CREF Funds
TIAA-CREF                                         President since 2001.  and TIAA.  Formerly, Vice
                                                                         President, Retirement
730 Third Avenue                                                         Services, CREF and TIAA

New York, NY 10017-
3206

Age: 44
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
BERTRAM L. SCOTT(1)          Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         of the TIAA-CREF Funds
TIAA-CREF                                         President since 2001.  and TIAA and Chairman of
                                                                         the Board, President and
730 Third Avenue                                                         Chief Executive Officer
                                                                         of TIAA-CREF Life.
New York, NY 10017-                                                      Formerly, President and
3206                                                                     Chief Executive Officer,
                                                                         Horizon Mercy
Age: 51
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
DEANNE J. SHALLCROSS(1)      Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         of the TIAA-CREF Funds
TIAA-CREF                                         President since 2001.  and TIAA.  Formerly, Vice
                                                                         President, Marketing,
730 Third Avenue                                                         CREF and TIAA.
                                                                         Executive Vice President
New York, NY 10017-                                                      of Services
3206

Age: 52
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
DAVID A. SHUNK(1)            Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         of the TIAA-CREF Funds
TIAA-CREF                                         President since 2001.  and TIAA.  Formerly, Vice
                                                                         President, Institutional &
730 Third Avenue                                                         Individual Consulting
                                                                         Services, CREF and
New York, NY 10017-                                                      TIAA.  President and
3206                                                                     Chief Executive Officer
                                                                         of Services and Director
Age: 55                                                                  of TIAA-CREF Trust
                                                                         Company
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
JOHN A. SOMERS(1)            Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         of the TIAA-CREF Funds
TIAA-CREF                                         President since 1998.  and TIAA. Executive Vice
                                                                         President of Investment
730 Third Avenue                                                         Management and Advisors
                                                                         and Director of TIAA-
New York, NY 10017-                                                      CREF Life
3206

Age: 58
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
CHARLES H. STAMM(1)          Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         and General Counsel of
TIAA-CREF                                         President since 1998.  the TIAA-CREF Funds
                                                                         and TIAA.  Trustee of
730 Third Avenue                                                         Services. Director of
                                                                         TPIS, Advisors, TIAA-
New York, NY 10017-                                                      CREF Trust Company,
3206                                                                     Tuition Financing and
                                                                         TIAA-CREF Life.  Member
Age: 63                                                                  of Board of Managers of
                                                                         Investment Management
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
MARY ANN WERNER(1)           Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         of the TIAA-CREF Funds
TIAA-CREF                                         President since 2001.  and TIAA and President,
                                                                         TIAA Shared Services.
730 Third Avenue                                                         Formerly, Vice President,
                                                                         CREF and TIAA.
New York, NY 10017-                                                      Executive Vice President
3206                                                                     of Services and Director
                                                                         of TIAA-CREF Life
Age: 57
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------

---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------
JAMES A. WOLF(1)             Executive Vice       Indefinite term.       Executive Vice President         N/A    N/A
                             President            Executive Vice         of the TIAA-CREF Funds
TIAA-CREF                                         President since 2001.  and TIAA and President,
                                                                         TIAA Retirement
730 Third Avenue                                                         Services.  Formerly, Vice
                                                                         President, Corporate MIS,
New York, NY 10017-                                                      CREF and TIAA.  Trustee
3206                                                                     of Services and Director
                                                                         of TIAA-CREF Life
Age: 57
---------------------------  -------------------  ---------------------  --------------------------  ----------  -------------------

(1) The following individuals are "interested persons" under the Investment Company Act (the "Act") because they are officers of the TIAA-CREF Life
      Funds: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs. Adamski, Biggs, Evans, Galt, Gibbs, Harrell, Hoch, Klaristenfeld, Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.

(2) Mr. Longstreth may be an "interested person" under the Act because he is associated with a law firm that has acted as counsel to the TIAA-CREF Life Funds or their affiliates.

EQUITY OWNERSHIP OF TIAA-CREF LIFE FUNDS TRUSTEES

The following chart includes information relating to equity securities beneficially owned by TIAA-CREF Life Funds Trustees in the TIAA-CREF Life Funds and in all registered investment companies in the same "family of investment companies" as the TIAA-CREF Life Funds.(2) The TIAA-CREF Life Funds' family of investment companies includes TIAA-CREF Life Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA Separate Account VA-1.

                             DISINTERESTED TRUSTEES



    NAME OF TRUSTEE    DOLLAR RANGE OF EQUITY  AGGREGATE DOLLAR RANGE OF EQUITY
                         SECURITIES IN FUND             SECURITIES IN
                                                    ALL REGISTERED INVESTMENT
                                                       COMPANIES OVERSEEN
                                                       BY TRUSTEE IN FAMILY
                                                     OF INVESTMENT COMPANIES


Robert H. Atwell       None                    Over $100,000
Elizabeth E. Bailey    None                    Over $100,000
Joyce A. Fecske        None                    Over $100,000
Edes P. Gilbert        None                    $50,001 - $100,000
Martin J. Gruber       None                    Over $100,000
Nancy L. Jacob         None                    Over $100,000
Marjorie Fine Knowles  None                    Over $100,000
Stephen A. Ross        None                    Over $100,000
Nestor V. Santiago     None                    $50,001 - $100,000
Eugene C. Sit          None                    $50,001 - $100,000

--------
(2)   Beneficial ownership information is as of December 31, 2001.

Maceo K. Sloan         None                    $50,001 - $100,000
David K. Storrs        None                    Over $100,000
Robert W. Vishny       None                    $10,001 - $50,000

                               INTERESTED TRUSTEES

    NAME OF TRUSTEE    DOLLAR RANGE OF EQUITY  AGGREGATE DOLLAR RANGE OF EQUITY
                         SECURITIES IN FUND             SECURITIES IN
                                                    ALL REGISTERED INVESTMENT
                                                       COMPANIES OVERSEEN
                                                       BY TRUSTEE IN FAMILY
                                                     OF INVESTMENT COMPANIES

John H. Biggs           None                              Over $100,000
Martin L. Leibowitz     None                              Over $100,000
Bevis Longstreth        None                              Over $100,000

COMPENSATION OF TIAA-CREF LIFE FUNDS TRUSTEES

The following table sets forth the compensation paid to the TIAA-CREF Life Funds' trustees for the year ended December 31, 2001. All of these individuals are considered "disinterested" under the Investment Company Act. Note that, as of November 9, 2001, the individuals listed below no longer served as trustees of the TIAA-CREF Life Funds. The current trustees were not compensated for their limited service in 2001.

                                          (2)                                                    (4)                     (5)
                                       Aggregate                     (3)                      Estimated                 Total
              (1)                    Compensation           Pension or Retirement               Annual              Compensation
        NAME OF PERSON,             From TIAA-CREF           Benefits Accrued As            Benefits Upon               From
           POSITION                   Life Funds            Part of Fund Expenses             Retirement            Fund Complex*
           --------                   ----------            ---------------------             ----------            -------------
Laurence W. Franz, Trustee              $2,433                       $-0-                        $-0-                  $10,500


Jeanmarie C. Grisi, Trustee             $2,433                       $-0-                        $-0-                  $10,500


Richard M. Norman, Trustee              $2,433                       $-0-                        $-0-                  $10,500

------------------
* For purposes of this information, the Fund Complex consists of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.


Trustees who are active officers of TIAA do not receive any additional compensation for their services as trustees.

BOARD COMMITTEES

Every year the board appoints certain committees with specific responsibilities for aspects of the TIAA-CREF Life Funds' operations. Included among these are:


(1) An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA- CREF Life Funds, which audits and examines the records and affairs of the Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter which is available upon request. During 2001, the Audit Committee held three meetings. The current members of the Audit Committee are Mr. Sloan (chair), Mr. Gruber, Mr. Santiago, and Mr. Storrs.


(2) A Finance Committee, which oversees the management of the TIAA-CREF Life Funds investments subject to appropriate oversight by the full board. During 2001, the Finance Committee held no meetings. The current members of the Finance Committee are Mr. Biggs (chair), Mr. Gruber, Dr. Jacob, Ms. Knowles, Mr. Leibowitz, Mr. Longstreth, Dr. Ross, Mr. Santiago, Mr. Sit, Mr. Sloan, Mr. Storrs, and Dr. Vishny.


(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which addresses all corporate social responsibility and corporate governance issues including the voting of the TIAA-CREF Life Funds shares and the initiation of appropriate shareholder resolutions. During 2001, the committee held no meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Atwell (chair), Ms. Fecske, Ms. Gilbert, Ms. Knowles, Mr. Longstreth, and Mr. Storrs.


(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2001, the committee held no meetings. The current members of the Executive Committee are Mr. Biggs (chair), Mr. Atwell, Dr. Bailey, Ms. Fecske, Ms. Gilbert, Mr. Leibowitz, Mr. Longstreth, and Dr. Ross.


(5) A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which nominates certain TIAA-CREF Life Funds officers and the standing committees of the board, and recommends candidates for election as trustees. During 2001, the committee held no meetings. The current members of the Nominating and Personnel Committee are Dr. Bailey (chair), Mr. Atwell, Dr. Jacob, Mr. Sit, and Dr. Vishny.


The Nominating and Personnel Committee will consider potential nominees for trustees recommended by investors. Investors can recommend nominees by writing to the Secretary of the TIAA-CREF Life Funds. The Secretary's address is 730 Third Avenue, New York, New York 10017-3206.

RESPONSIBILITIES OF THE BOARD

TIAA-CREF Life Funds' Board is responsible for overseeing the TIAA-CREF Life Funds' corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the initial approval and annual renewal of the TIAA-CREF Life Funds' investment management agreement with Teachers Advisors, Inc. ("Advisors"). Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the TIAA-CREF Life Funds all of the services necessary for their ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services. In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Board considered the investment management fee structure of each of the TIAA-CREF Life Funds in light of a variety of factors, including (a) the nature and quality of the services provided by Advisors under the agreement; and (b) the reasonableness of the investment management fees and how such fees compared to fees paid to other advisors for managing similar funds.


As part of its consideration of the quality of services provided by Advisors to the TIAA-CREF Life Funds, the Board reviewed the relative performance of each fund. In comparing the expense ratio of each fund to other mutual funds, the Board took into account that the expense ratios compared favorably to those of other similar funds.



PRINCIPAL HOLDERS OF SECURITIES


TIAA, as the contributor of the initial capital for each of the funds, owned the following percentages of the shares of each fund as of [______, 2002]:

Growth Equity Fund                53.91%

Growth & Income Fund              65.32%

International Equity Fund         73.89%

Stock Index Fund                  26.26%

Social Choice Equity Fund         82.16%

Large-Cap Value Fund                100%

Small-Cap Equity Fund               100%

Real Estate Securities Fund         100%


The TIAA-CREF Life Separate Account VA-1 owns substantially all of the balance of the outstanding shares. The TIAA-CREF Life Separate Account VLI-1 owns less than 1% of the shares. [NUMBERS TO BE UPDATED]

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORY SERVICES

As explained in the prospectus, investment advisory services and related services for the TIAA-CREF Life Funds are provided by personnel of Advisors, which is registered under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the TIAA-CREF Life Funds, subject to the direction and control of the TIAA-CREF Life Funds' board of trustees. Advisors' will perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for portfolio accounting, custodial, and related services for the assets of the TIAA-CREF Life Funds.


Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the prospectus.


For the years ended December 31, 1999, 2000 and 2001 the total dollar amount of investment management fees for each fund (if applicable), before and after the waiver of the portion of the investment management fee attributable to each fund, was as follows:


                                      GROSS                               WAIVED                                 NET
                      ----------------------------------   -----------------------------------   ---------------------------------

                          1999       2000        2001          1999        2000         2001         1999       2000          2001
Growth Equity
Fund                       N/A     $229,251    $ 239,761          N/A    $104,658    $ 109,456         N/A    $ 124,593    $ 130,305

Growth &
Income Fund                N/A     $209,097    $ 260,103          N/A    $ 99,796    $ 124,140         N/A    $ 109,301    $ 135,963

International
Equity Fund                N/A     $190,109    $ 194,598          N/A    $ 86,087    $  88,120         N/A    $ 104,022    $ 106,478

Stock Index Fund      $101,980     $234,542    $ 267,146    $  78,185    $179,816    $ 204,812    $ 23,795    $  54,726    $  62,334

Social Choice
Equity Fund                N/A     $ 86,500    $  96,723          N/A    $ 46,577    $  52,082         N/A    $  39,923    $  44,641


PERSONAL TRADING POLICY

TIAA-CREF Life Funds has adopted a personal trading policy under Rule 17j-1 of the Investment Company Act of 1940. Under the policy, personnel of Advisors and members of their households are limited in trading for their own accounts. The policy generally requires these individuals to preclear and report all their securities transactions including transactions in securities that are held or purchased by the TIAA-CREF Life Funds. The policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the policy may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


ADVISORS AND TIAA

Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 2.3 million people. As of December 31, 2001, TIAA's assets were approximately $127.0 billion; the combined assets for TIAA and CREF totaled approximately $266.7 billion.


TIAA owns all of the shares of TIAA-CREF Enterprises, Inc., which in turn owns all the shares of Advisors, TIAA-CREF Life Insurance Company, and Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Life Funds and the TIAA-CREF Life Insurance Company variable annuity contracts funded by the TIAA-CREF Life Funds. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management provides investment advisory services to CREF, TIAA's companion organization. All of the foregoing are affiliates of the TIAA-CREF Life Funds and Advisors.


CUSTODIAN

Under the terms of a contract with Advisors, J.P. Morgan Chase & Co. ("JPMorgan"), [ADDRESS] acts as custodian for the TIAA-CREF Life Funds. JPMorgan is responsible for the safekeeping of the funds' portfolio securities. Advisors has agreed to pay JPMorgan for these services.



AUDITORS

The financial statements of TIAA-CREF Life Funds are audited by Ernst & Young LLP. The principal business address of Ernst & Young LLP is 787 Seventh Avenue, New York, New York 10019.


FUND HISTORY AND DESCRIPTION OF THE FUND


TIAA-CREF Life Funds is a Delaware business trust organized on August 13, 1998, and is registered with the U.S. Securities and Exchange Commission (SEC) as a diversified "open-end" management investment company. It currently has five investment portfolios (funds). As a Delaware business trust, the fund's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the Declaration). A copy of the fund's Certificate of Trust, dated August 13, 1998, is on file with the Office of the Secretary of State of the State of Delaware.

SHAREHOLDERS MEETINGS AND VOTING RIGHTS

Under the Declaration, the TIAA-CREF Life Funds are not required to hold annual meetings to elect Trustees or for other purposes, and therefore, we do not anticipate that the fund will hold shareholders' meetings unless required by law. The TIAA-CREF Life Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Life Funds.


With regard to matters for which the Investment Company Act of 1940 requires a shareholder vote, the separate account which issues the variable contracts funded by the TIAA-CREF Life Funds, as the legal owner of the TIAA-CREF Life Funds shares, typically votes fund shares in accordance with instructions received from contractowners (or annuitants or beneficiaries thereunder) having a voting interest in the separate account. Shares held by the separate account for which no instructions are received are generally voted by the separate account for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received. You should refer to the separate prospectus, which accompanies this prospectus, describing your contract and the separate account, for more information on your voting rights.


SHARES

The fund is authorized to issue an unlimited number of shares of beneficial interest in the fund, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the fund's investment portfolios. There is currently five series of shares and five investment portfolios.


Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.


Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by the share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights.


ADDITIONAL PORTFOLIOS

The TIAA-CREF Life Funds currently consists of five investment portfolios, or funds. Pursuant to the Declaration, the Trustees may establish additional investment funds (technically "series" of shares).


VALUATION OF ASSETS


The assets of the TIAA-CREF Life Funds are valued as of the close of each valuation day in the following manner:

EQUITY SECURITIES

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:


Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. eastern time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith under the direction of the board of trustees if events materially affecting its value occur between the time its price is determined and the time a fund's net asset value is calculated.


FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the board of trustees.


DEBT SECURITIES AND MONEY MARKET INSTRUMENTS

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing independent pricing services, except when we believe the prices don't accurately reflect the security's fair value.


Values for money market instruments with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.


All debt securities may also be valued at fair value as determined in good faith by the board of trustees.


OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund's net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if a fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, a fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.


A premium paid on the purchase of a put will be deducted from a fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.


Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.


INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the board of trustees.


BROKERAGE ALLOCATION


Advisors is responsible for decisions to buy and sell securities for the fund as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds or any other investment account that it may be managing, or at the same time as for a CREF account or other account that it may also be managing on behalf of Investment Management, the other investment adviser affiliated with TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.


Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.


Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.


The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2001. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

                                 Aggregate $ Amount of Commissions
                                 Paid to Firms that Provided
Fund                             Research Services
--------------------------       -------------------------------------------------
Growth Equity Fund                        $21,683

Growth & Income Fund                      $63,403

International Equity Fund                 $92,775

Stock Index Fund                          $   323



Research or services obtained for one fund may be used by Advisors in managing the other funds or in managing other investment company accounts. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors' fiduciary duty to the funds.

The aggregate amount of brokerage commissions paid by the Funds for the years ending December 31, 1999, 2000, and 2001 were as follows:


FUND                            1999          2000          2001
-------------------------      ------      --------      --------
Growth Equity Fund                N/A      $ 32,798      $ 26,562
Growth & Income Fund              N/A      $ 39,605      $ 73,346
International Equity Fund         N/A      $206,256      $112,000
Stock Index Fund               $7,098      $ 15,136      $  7,566
Social Choice Equity Fund         N/A      $ 12,892      $  2,240

During 2001, the funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of the each of the fund's aggregate holdings in the securities of those entities are set forth below:


Regular Broker or Dealer based on brokerage commissions paid:




                                                                                                            HOLDINGS AT
FUND                           BROKER                            PARENT                                    12/31/01 (US$)
----                           ------                            ------                                    --------------
Growth Equity Fund             Morgan Stanley & Co., Inc.        Morgan Stanley, Dean Witter & Co.            $ 11,188
                               Instinet Group, Inc.              Instinet Group, Inc.                         $ 1,005
                               Investment Technology Group       Investment Technology Group, Inc.            $ 5,861
                               Lehman Brothers, Inc.             Lehman Brothers Holdings, Inc.               $ 80,160

Growth & Income Fund           Bear, Stearns & Co., Inc.         The Bear Stearns Companies Inc.              $ 10,203
                               Morgan (JP) Securities Inc.       Morgan (JP) Chase & Co.                      $158,341
                               Lehman Brothers, Inc.             Lehman Brothers Holdings, Inc.               $585,769
                               Merrill Lynch                     Merrill Lynch & Co, Inc.                     $ 94,546
                               Morgan Stanley & Co., Inc.        Morgan Stanley, Dean Witter & Co.            $133,529
                               Charles Schwab                    Charles Schwab Corp.                         $ 45,698

International Equity Fund      ABN Amro Holdings                 ABN Amro Holdings                            $134,814
                               Credit Suisse First Boston        Credit Suisse Group                          $290,441
                               Daiwa Securities America          Daiwa Securities Group, Inc.                 $ 24,157
                               HSBC Holdings                     HSBC Holdings                                $558,549

Social Choice Equity Fund      Morgan (JP) Securities Inc.       Morgan (JP) Chase & Co.                      $234,857

         Regular Broker or Dealer based on entities acting as principal:

                                                                                                            HOLDINGS AT
FUND                           BROKER                            PARENT                                    12/31/01 (US$)
----                           ------                            ------                                    --------------
Growth Equity Fund             Morgan Stanley & Co., Inc.        Morgan Stanley, Dean Witter & Co.            $ 11,188
                               Lehman Brothers, Inc.             Lehman Brothers Holdings, Inc.               $ 80,160


Growth & Income Fund           Bear, Stearns & Co., Inc.         The Bear Stearns Companies Inc.              $ 10,203
                               Morgan (JP) Securities Inc.       Morgan (JP) Chase & Co.                      $158,341
                               Lehman Brothers, Inc.             Lehman Brothers Holdings, Inc.               $585,769
                               Merrill Lynch                     Merrill Lynch & Co, Inc.                     $ 94,546
                               Morgan Stanley & Co., Inc.        Morgan Stanley, Dean Witter & Co.            $133,529


International Equity Fund      ABN Amro Holdings                 ABN Amro Holdings                            $134,814
                               Credit Suisse First Boston        Credit Suisse Group                          $290,441


Stock Index Fund               Morgan (JP) Securities Inc.       Morgan (JP) Chase & Co.                      $591,705


Social Choice Equity Fund      Morgan (JP) Securities Inc.       Morgan (JP) Chase & Co.                      $234,857


PERFORMANCE INFORMATION


From time to time, we will advertise the total return and average annual total return of the fund. Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.


Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the fund's performance will include the fund's average annual total return for one-, five- and ten-year periods (and occasionally other periods as well).


All performance figures are based on past investment results. They aren't a guarantee that the fund will perform equally or similarly in the future. Write or call us for current performance figures for the fund.

CALCULATION OF PERFORMANCE DATA

We may quote a fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost. Performance of the funds will be presented net of any separate account fees and charges.


TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of a fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:


         P (1 + T) [to the power of] n        =        ERV



where:       P      =      the hypothetical initial payment

             T      =      average annual total return

             n      =      number of years in the period

           ERV      =      ending redeemable value of the hypothetical payment
                           made at the beginning of the one-, five-, or 10-year period at the end of the one-, five- , or 10-year period (or fractional portion thereof).


For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.


In addition to average annual returns, we may quote a fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

PERFORMANCE RETURNS

Set forth below is the calculation of each fund's performance, which reflects all expense deductions from fund assets, applied to a hypothetical investment of $1,000 in each fund. The returns do not reflect the deduction of any separate account charges.


GROWTH EQUITY FUND
PERIOD                                             AVERAGE ANNUAL RETURN
------                                             ---------------------
1 Year (January 1, 2001 to December 31, 2001)             (22.81)%
Since Inception                                           (28.14)%

(April 3, 2000 to December 31, 2001)


GROWTH & INCOME FUND
PERIOD                                             AVERAGE ANNUAL RETURN
------                                             ---------------------
1 Year (January 1, 2001 to December 31, 2001)             (13.13)%
Since Inception                                           (13.71)%

(April 3, 2000 to December 31, 2001)


INTERNATIONAL EQUITY FUND
PERIOD                                             AVERAGE ANNUAL RETURN
------                                             ---------------------
1 Year (January 1, 2001 to December 31, 2001)               (23.81)%
Since Inception                                             (26.98)%

(April 3, 2000 to December 31, 2001)


STOCK INDEX FUND
PERIOD                                             AVERAGE ANNUAL RETURN
------                                             ---------------------
1 Year (January 1, 2001 to December 31, 2001)             (11.44)%
Since Inception                                           (0.20)%

(January 4, 1999 to December 31, 2001)

SOCIAL CHOICE EQUITY FUND
PERIOD                                             AVERAGE ANNUAL RETURN
------                                             ---------------------
1 Year (January 1, 2001 to                                (12.72)%
  December 31, 2001)
Since Inception                                           (12.36)%
(April 3, 2000 to December 31, 2001)


PERFORMANCE COMPARISONS


Performance information for the funds, may be compared in advertisements, sales literature, and reports to shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) the Morgan Stanley Capital International ("MSCI") global market indices, including the Europe, Australasia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index and Morgan Stanley REIT Index, (14) Kinder, Lydenberg, Domini & Co., Inc.'s Broad Market Social Index, and (15) NAREIT Equity REIT Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.


The performance of each of the funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.


We may also advertise ratings or rankings the funds receive from various rating services and organizations, including but not limited to any organization listed above.


The Stock Index Fund is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the fund literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the fund or the separate account contractowners into consideration in determining the index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank

Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index. FRANK RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.


ILLUSTRATING COMPOUNDING, TAX DEFERRAL, AND EXPENSE DEDUCTIONS

We may illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the TIAA-CREF Life Funds. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.


We may also illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the TIAA-CREF Life Funds' expense charges to those of other investment products.


NET ASSET VALUE

Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return.


MOVING AVERAGES

We may illustrate the fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

TAX STATUS


Although the TIAA-CREF Life Funds are organized as a Delaware business trust, neither the TIAA-CREF Life Funds nor any of the funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each fund qualifies as a "regulated investment company" ("RIC") for federal income tax purposes and satisfies certain income source requirements of Delaware law. If the funds so qualify and distribute all of their income and capital gains, they will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.


Each fund intends to qualify as a RIC under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of the fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; (b) the fund must distribute to its shareholders annually 90% of its ordinary income and net short-term capital gains (undistributed net income may be subject to tax at the fund level) and (c) the fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and
(ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.


If a fund fails to qualify as a RIC, the fund will be subject to federal and possibly state and local corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of the fund's available earnings and profits. Owners of a variable annuity or other variable insurance contracts invested in the fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. This could also happen if the fund fails to comply with the diversification requirements required of insurance company separate accounts under the Code.


Each fund must declare and distribute dividends in an amount equal to at least the sum of (i) 98% of its ordinary income (as of the twelve months ended December 31), (ii) 98% of its capital gain net income (as of the twelve months ended October 31), and (iii) any income not distributed in prior years in order to avoid a federal excise tax. Each fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to each fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January. Dividends in the latter category are treated as paid on December 31.


This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Contractowners should consult their tax advisers to determine the tax treatment of their investment.

UNDERWRITERS


The shares of the TIAA-CREF Life Funds are offered continuously by Teachers Personal Investors Services, Inc. (TPIS), which is registered with the SEC as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for the shares of the fund. No commissions are paid in connection with the distribution of the shares of the TIAA-CREF Life Funds. The principal business address of TPIS is 730 Third Avenue, New York, New York 10017.


LEGAL MATTERS


All matters of applicable state law have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, D.C.


EXPERTS


The financial statements of the TIAA-CREF Life Funds incorporated by reference into this registration statement have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing in the financial statements, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


OTHER INFORMATION


This Statement of Additional Information and the Prospectus for the TIAA-CREF Life Funds do not contain all the information set forth in the registration statement and exhibits relating thereto (including the Declaration of Trust), which the fund has filed with the SEC, to which reference is hereby made.


FINANCIAL STATEMENTS


The audited financial statements of each of the funds of the TIAA-CREF Life Funds are incorporated herein by reference to the TIAA-CREF Life Funds' Annual Report for the year ended December 31, 2001, which has been filed with the Securities and Exchange Commission, and provided to separate account contractowners. We will furnish you, without charge, another copy of the Annual Report upon request. [REQUIRED FINANCIAL STATEMENTS TO BE FILED BY AMENDMENT.]

PART C
OTHER INFORMATION



ITEM 23. EXHIBITS

         (a)      Amended and Restated Declaration of Trust (1)

         (b)      N/A

         (c)      N/A

         (d)      Investment advisory contract(1), the Amendment thereto *

         (e) Participation/Distribution Agreement between Registrant, TIAA-CREF Life Insurance Company and TPIS(1)

         (f) (1)TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Long-Term Compensation Plan. *

                  (2)TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Deferred Compensation Plan.*

         (g)      Custodian agreement *

         (h)      Participation/Distribution Agreement (see Exhibit (e) above)

         (i)      Opinion and Consent of Charles H. Stamm, Esq. *

         (j)      (1)      Consent of Sutherland Asbill & Brennan LLP *

                  (2)      Consent of Ernst & Young LLP *

         (k)      Omitted Financial Statements(2)

         (l)      Seed Money Agreements(3) [to be updated by amendment]

         (m)      N/A

         (n)      N/A

         (p)      Code of Ethics (Policy Statement on Personal Trading)(3)

-------------

(1) Filed on December 9, 1998 as an exhibit to Pre-Effective Amendment No. 1 to this Registration Statement.

(2)      Filed February 28, 2002 as part of the TIAA-CREF Life Funds Annual
         Report.

(3) Filed March 28, 2000 as an exhibit to Post-Effective Amendment No. 3 to this Registration Statement.

*        To be filed by amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         As the ultimate parent (holding indirectly 100% of the voting securities) of Advisors, investment adviser of Registrant, Teachers Insurance and Annuity Association (TIAA) may be deemed to control Registrant (although Registrant does not concede such control). As the beneficial owner of more than 25% of the voting securities of one or more series of Registrant's shares, TIAA controls Registrant. Therefore, persons directly or indirectly controlled by TIAA may be deemed to be under common control with Registrant.

The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA.

All TIAA subsidiary companies are Delaware corporations, except as indicated. All trusts are Pennsylvania business trusts.


BT Properties, Inc.                            JWL Properties, Inc.
College Credit Trust                           Liberty Place Retail, Inc.
DAN Properties, Inc.                           Liberty Place Retail II, Inc.
ETC Repackaging, Inc.                          Light St. Partners, LLP
Illinois Teachers Properties, LLC              M.O.A. Enterprises, Inc.
JV Florida One, Inc.                           MOA Investors I, Inc.
JV Florida Four, Inc.                          NCDC Funding, LLC
JV Georgia One, Inc.                           ND Properties, Inc.
JV Michigan Three, Inc.                        Rouse-Teachers Holding Company
JV Minnesota One, Inc.                         Savannah Teachers Properties, Inc.
JV North Carolina One, Inc.                    T114 Properties, Inc.

T-Investment Properties Corp.                  TIAA Financial Services, LLC
T-Land Corp.                                   TIAA Franklin Square, LLC
TCT Holdings, Inc.                             TIAA Lakepointe, LLC
Teachers Advisors, Inc.                        TIAA SF One, LLC
Teachers Boca Properties II, Inc.              TIAA Realty, Inc.
Teachers Boca Properties III, Inc.             TIAA Retail Commercial, LLC
Teachers Concourse, LLC                        TIAA Tri-State, LLC
Teachers Mayflower, LLC                        TIAA Timberlands I, LLC
Teachers Michigan Properties, Inc.             TIAA Timberlands II, LLC
Teachers Pennsylvania Realty, Inc.             TIAA-CREF Enterprises, Inc.
Teachers Personal Investors Services, Inc.     TIAA-CREF Individual & Institutional Services,
Teachers Properties, Inc.                      Inc.
Teachers REA, LLC                              TIAA-CREF Investment Management, LLC
Teachers REA II, LLC                           TIAA-CREF Life Insurance Company
Teachers REA III, LLC                          TIAA-CREF Trust Company, FSB
Teachers REA IV, LLC                           TIAA-CREF Tuition Financing, Inc.
Teachers Realty Corporation                    TIAA-Fund Equities, Inc.
Teachers West, LLC                             TPI Housing, Inc.
TEO-NP, LLC                                    Washington Teachers Properties II, Inc.
TIAA Advisory Services, LLC                    WRC Properties, Inc.
TIAA CMBS I, LLC                               730 Texas Forest Holdings, Inc.
TIAA Diamond Investor, LLC                     485 Properties, LLC
TIAA European Funding Trust

Subsidiaries of Teachers Properties, Inc.:
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.

1)       All subsidiaries are Delaware corporations except as follows:

         A) Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. Teachers Pennsylvania Realty, Inc. Teachers Realty Corporation

         B)       College Credit Trust, a New York Trust

         C)       TIAA-CREF Life Insurance Company is a New York Corporation

         D)       TIAA-CREF Trust Company, FSB is a Federal Savings Bank

         E)       TIAA European Funding Trust, a Delaware Trust

         F)       Light St. Partners, LLP, a Maryland Limited Liability
                  Partnership

         G)       Rouse-Teachers Holding Company, a Nevada Corporation

2)       All subsidiaries are 100% owned directly by TIAA, except as follows:

         A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.

         B) TCT Holdings, Inc. owns 100% of the stock of TIAA-CREF Trust Company, FSB.

         C) Teachers Properties, Inc. owns 100% of the stock of TPI Housing, Inc. and 95% of the stock of Rouse-Teachers Holding Company. Rouse-Teachers Holding Company owns 100% of the stock of Rouse-Teachers Land Holdings, Inc.

         D) ND Properties, Inc. owns 100% of the stock of IMOR, S.A., a Portuguese corporation.

(3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

         A) Teachers Advisors, Inc., which provides investment advice for the Registrant and others.

         B) Teachers Personal Investors Services, Inc., which provides broker-dealer services for the Registrant and others.

         C) TIAA-CREF Investment Management, LLC, which provides investment advice for College Retirement Equities Fund.

         D) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.

         E) TCT Holdings, Inc., which is a unitary thrift holding company, was formed for the sole purpose of holding stock of a federal chartered savings bank.

         F) TIAA-CREF Life Insurance Company, which is a subsidiary life insurance company of TIAA, is licensed under the State of New York to market certain life insurance products not currently offered by TIAA.

         G) TIAA-CREF Trust Company, FSB which is a federal chartered savings bank.

         H) TIAA-CREF Tuition Financing, Inc. which was formed to administer tuition assistance plans.


ITEM 25. INDEMNIFICATION

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Teachers Advisors, Inc. (Advisors) also provides investment management services to TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, and TIAA Separate Account VA-1. The trustees of Advisors are John H. Biggs, Martin
L. Leibowitz, and Charles H. Stamm. Other officers of Advisors are Richard J. Adamski and Richard L. Gibbs. All officers of Advisors are also officers of TIAA-CREF Investment Management, LLC ("Investment Management"), and are employees of TIAA.

         Mr. Biggs is also a trustee of TIAA, College Retirement Equities Fund
(CREF), TIAA-CREF Individual & Institutional Services, Inc. (Services), a manager of Investment Management, and a director of Teachers Personal Investor Services, Inc. (TPIS). He is Chief Executive Officer of TIAA and CREF. Mr. Biggs is also a director of The Boeing Company, 7755 East Marginal Way South, Seattle, WA 98108.

         Mr. Leibowitz is a trustee of TIAA and CREF and a manager of Investment Management. He is Vice Chairman and Chief Investment Officer of TIAA and CREF.

         Mr. Stamm is a trustee of Services, a manager of Investment Management, and a director of TPIS. He is Executive Vice President and General Counsel of TIAA and CREF.

         Mr. Adamski is Vice President and Treasurer of Services and TPIS.

         Mr. Gibbs is Executive Vice President of TPIS.

         The principal business address of TIAA, CREF, Services, Investment Management, and TPIS is 730 Third Avenue, New York, NY 10017-3206.

ITEM 27. PRINCIPAL UNDERWRITER

         Teachers Personal Investors Services, Inc. (TPIS) may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

ITEM 28. LOCATION OF TIAA-CREF LIFE FUNDS' ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, J.P. Morgan Chase & Co. [ADDRESS]. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES



  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 27th day of September, 2002.



                                     TIAA-CREF LIFE FUNDS


                                     By: /s/ Martin E. Galt III
                                         --------------------------------------
                                     Name:   Martin E. Galt III
                                     Title:  President



         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated


SIGNATURE                           TITLE                               DATE
---------                           -----                               ----
/s/ Martin E. Galt, III            President                           September 27, 2002
-----------------------------
Martin E. Galt III                 (Principal Executive Officer)


/s/ Richard L. Gibbs               Executive Vice President            September 27, 2002
-----------------------------
Richard L. Gibbs                   (Principal Financial and
                                   Accounting Officer)

     IN WITNESS WHEREOF, the Trustees of the Trust have executed this instrument the 27th day of September, 2002




/s/ Elizabeth E. Bailey                         /s/ Bevis Longstreth
-----------------------------                   -----------------------------
Elizabeth E. Bailey                             Bevis Longstreth


/s/ John H. Biggs
-----------------------------                   ------------------------------------
John H. Biggs                                   Stephen A. Ross


/s/ Joyce A. Fecske                             /s/ Nestor V. Santiago
-----------------------------                   ------------------------------------
Joyce A. Fecske                                 Nestor V. Santiago


/s/ Edes P. Gilbert
-----------------------------                   ------------------------------------
Edes P. Gilbert                                 Eugene C. Sit


/s/ Martin J. Gruber                            /s/ Maceo K. Sloan
-----------------------------                   ------------------------------------
Martin J. Gruber                                Maceo K. Sloan


/s/ Nancy L. Jacob                              /s/ David K. Storrs
-----------------------------                   ------------------------------------
Nancy L. Jacob                                  David K. Storrs


                                                /s/ Robert W. Vishny
-----------------------------                   ------------------------------------
Marjorie Fine Knowles                           Robert W. Vishny


/s/ Martin L. Leibowitz
-----------------------------
Martin L. Leibowitz

                                  EXHIBIT INDEX

[TO BE FILED BY AMENDMENT]